Summary Prospectus Supplement

September 17, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated September 17, 2013 to the Morgan Stanley Institutional Fund, Inc. (the "Fund") Summary Prospectus dated January 31, 2013, as supplemented on February 25, 2013 and April 30, 2013, of:

Core Plus Fixed Income Portfolio (the "Portfolio")

Effective October 1, 2013, the first paragraph of the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund Trust (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the "General Shareholder Information—Exchange Privilege" section on page 49 of the Prospectus) held in Related Accounts (as defined in the "Purchasing Class A Shares" section on page 43 of the Prospectus), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your financial adviser and in the "Purchasing Class A Shares" section on page 43 of the Prospectus.

Please retain this supplement for future reference.

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